Exhibit 10.5

                            Property Lease Agreement




                                      LEASE

                         RAZORE LAND COMPANY, LANDLORD

                 PHAGE THERAPEUTICS INTERNATIONAL, INC., TENANT

                             DATED OCTOBER 27, 2000



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LEASE

TABLE OF CONTENTS

Page

1.       BASIC LEASE TERMS......................................................

2.       PREMISES...............................................................

3.       TERM...................................................................

         3.1      Commence......................................................

         3.2      Expire........................................................

4.       TENANT IMPROVEMENTS; EARLY POSSESSION; DELAYED DELIVERY OF POSSESSION..

         4.1      Tenant Improvements...........................................

         4.2      Early Occupancy...............................................

         4.3      Landlord Delay................................................

         4.4      Tenant Delay..................................................

5.       RENT...................................................................

         5.1      Rent..........................................................

         5.2      Manner of Payment.............................................

         5.3      Rent Commencement.............................................

6.       PREPAID RENT AND SECURITY DEPOSIT......................................

         6.1      Deposit.......................................................

         6.2      Use of Deposit to Cure........................................

         6.3      Return of Security Deposit....................................

         6.4      Treatment as Security Deposit.................................

         6.5      Landlord's Obligation Regarding Deposit.......................

7.       USE OF PREMISES........................................................

         7.1      Use...........................................................

         7.2      Prohibited Uses...............................................

         7.3      No Nuisance...................................................

         7.4      Telecommunications Providers..................................

8.       ADDITIONAL RENT FOR OPERATING EXPENSES.................................



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         8.1      Tenant Payment................................................

         8.2      Tenant's Share................................................

         8.3      Definitions...................................................

         8.4      Determination of Operating Expenses...........................

         8.5      Reconciliation................................................

         8.6      Upon Lease Termination........................................

         8.7      Landlord Rights...............................................

9.       MAINTENANCE AND REPAIR RESPONSIBILITY..................................

         9.1      Maintenance Obligations.......................................

         9.2      No Obligation For Alteration..................................

         9.3      Tenant Waiver.................................................

10.      COMMON AREAS...........................................................

         10.1     Use of Common Areas...........................................

         10.2     Definition of Common Areas....................................

11.      UTILITIES AND SERVICES.................................................

         11.1     Furnishing of Utilities and Services..........................

         11.2     Additional Services...........................................

         11.3     After Hours...................................................

         11.4     Separate Meters...............................................

         11.5     Failure.......................................................

12.      LIMITS ON LANDLORD'S LIABILITY.........................................

         12.1     Circumstances Beyond Control..................................

         12.2     Unreasonable Period of Failure................................

         12.3     Tenant Caused.................................................

         12.4     No Abatement of Rent..........................................

         12.5     No Interference...............................................

13.      ALTERATIONS AND ADDITIONS BY TENANT; LIENS AND INSOLVENCY..............

         13.1     Alterations and Additions by Tenant...........................

         13.2     Liens and Insolvency..........................................

14.      INSURANCE; INDEMNITY...................................................

         14.1     Tenant Waiver.................................................

         14.2     Indemnity.....................................................

         14.3     Landlord's Responsibility.....................................

         14.4     Tenant's Insurance............................................

         14.5     Policies......................................................

         14.6     Landlord's Insurance..........................................

         14.7     Proceeds......................................................

         14.8     Waiver of Subrogation.........................................

         14.9     Notification of Accidents.....................................

15.      DESTRUCTION............................................................

         15.1     Election to Restore...........................................

         15.2     Rent Abatement................................................

         15.3     Repairs to Tenant Installations...............................

         15.4     No Compensation...............................................

16.      CONDEMNATION...........................................................

         16.1     Termination of Lease..........................................

         16.2     Election of Termination.......................................

         16.3     Reduction of Rent.............................................

         16.4     Award.........................................................

         16.5     Landlord Authority............................................

17.      ASSIGNMENT AND SUBLETTING..............................................

         17.1     Landlord Consent Required.....................................

         17.2     Deemed Assignment.............................................

         17.3     Recapture.....................................................

         17.4     Additional Requirements.......................................

         17.5     Assignment with Bankruptcy....................................

         17.6     Sale..........................................................

         17.7     Binding.......................................................

18.      DEFAULT................................................................

         18.1     Definition of Default.........................................



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         18.2     Tenant Notification...........................................

         18.3     Landlord Default..............................................

         18.4     Rental Concession.............................................

19.      REMEDIES IN DEFAULT....................................................

         19.1     Landlord Remedies.............................................

         19.2     Tenant Payment of Costs.......................................

         19.3     Termination...................................................

         19.4     No Termination................................................

         19.5     Landlord Election to Make Tenant Advances.....................

20.      ACCESS.................................................................

21.      SURRENDER OF PREMISES; HOLD-OVER TENANCY...............................

         21.1     Surrender of Premises.........................................

         21.2     Hold-Over Tenancy.............................................

22.      COMPLIANCE WITH LAW....................................................

23.      RULES AND REGULATIONS..................................................

24.      PARKING................................................................

25.      ESTOPPEL CERTIFICATES..................................................

26.      SUBORDINATION..........................................................

27.      REMOVAL OF PROPERTY....................................................

28.      PERSONAL PROPERTY TAXES................................................

29.      NOTICES................................................................

30.      CONDITION OF PREMISES..................................................

31.      HAZARDOUS SUBSTANCES...................................................

         31.1     Tenant Obligations............................................

         31.2     Tenant Indemnity..............................................

         31.3     Landlord Inspection...........................................

         31.4     Survival......................................................

32.      SIGNS..................................................................

33.      GENERAL PROVISIONS.....................................................

         33.1     Attorneys' Fees...............................................



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         33.2     Governing Law; Venue..........................................

         33.3     Cumulative Remedies...........................................

         33.4     Exhibits; Addenda.............................................

         33.5     Interpretation................................................

         33.6     Joint Obligation..............................................

         33.7     Keys..........................................................

         33.8     Late Charges; Interest........................................

         33.9     Light, Air, and View..........................................

         33.10    Measurements..................................................

         33.11    Name..........................................................

         33.12    Prior Agreements; Amendments..................................

         33.13    Recordation...................................................

         33.14    Liability.....................................................

         33.15    Severability..................................................

         33.16    Time..........................................................

         33.17    Waiver........................................................

         33.18    No Waste......................................................

         33.19    Force Majeure.................................................

         33.20    Quiet Enjoyment...............................................

         33.21    Building Planning.............................................

34.      AUTHORITY OF TENANT....................................................

         34.1     Tenant as Corporation.........................................

         34.2     Tenant as Partnership or LLC..................................

35.      FINANCIAL STATEMENTS...................................................

36.      COMMISSIONS............................................................



Exhibits to this Lease:

Exhibit A-1.......Premises

Exhibit A-2.......Legal Description of Property

                                      LEASE



LEASE, dated OCTOBER 27, 2000, between RAZORE LAND COMPANY, a Washington corporation ("Landlord"), and Phage Therapeutics International, a Florida corporation, ("Tenant").

1. Basic Lease Terms. This Section sets forth certain basic terms of this Lease for reference purposes. This Section is to be read in conjunction with the other provisions of this Lease; provided, however, to the extent of any inconsistency between this Section and the other provisions of this Lease, this Section shall control.






Leased Premises (See ss.2)                                             Operating Expenses (See ss.8)
Business Park    QUADRANT PARKSIDE CENTER                              Tenant's Share                5.08% of property
                                                                       Initial Additional Rent
Building Name    Building One                                                                       $1,926.21Month
Address          19017 - 120th Avenue NE                               Parking (See ss.24)
                 Suite 102                                                    2.8/1000 unreserved parking spaces
                 Bothell, WA  98011
                                                                       Brokers (See ss.36)
Rentable Sq. Ft.     approximately 5,148 rsf                           For Tenant     Colliers International
                                                                       For Landlord   Colliers International
Rent; Prepaid Rent; Security Deposit
                                                                       Addresses for Notices (See ss.29)
(See ss.5 and 6)
                                                                       Landlord:
Base Monthly Rent
Year 1: $15.50/sf/year ($6,649.50/month)
                                                                       Razore Land Company
Year 2: $16.12/sf/year ($6,915.48/month)                               C/o Quadrant/KMS Management Services
Year 3: $16.77/sf/year ($7,194.33/month)                               728 134th Street SW, Suite 209
Year 4: $17.44/sf/year ($7,481.76/month)                               Everett, WA 98204
Year 5: $18.13/sf/year ($7,777.77/month)                               Tel:        425-741-2828
                                                                       Fax:        425-741-3838
Prepaid Rent                  $8,575.71                                Attn:       Alicia A. Shaw
                    (first month rent & operating expenses)
Security Deposit     $75,000 CD                                        Tenant:
(see 1A2)

                                                                       Phage Therapeutics, Inc.
Term (See ss.3)                                                        19017 - 120th Avenue NE, Suite 102
                                                                       Bothell, WA 98011
Commencement Date             November 15, 2000                        Attn:       Richard Honour
Rent Commencement Date        November 15, 2000                        Tel:        _________________________
Expiration Date               November 30, 2005                        Fax:        _________________________
Length of Term                60 months, plus
                              Partial month
Permitted Use
General office use, laboratory areas and warehouse
Storage.


1A. Special Lease Terms. The following additional Lease terms shall apply. To the extent of any inconsistency between this Section 1A and the other provisions of this Lease, this Section 1A shall control.

1A.1. Tenant Improvements. Landlord shall professionally steam clean the carpet and paint the entire space. Landlord shall also professionally clean the air ducting system including replacing any in flow or out flow HVAC vents. In addition, Landlord shall make the grade level roll up door operational including removing the concrete pillars, which are currently in front of the door. Finally Landlord shall replace a broken window below the conference room.


1A.2. Security Deposit. Tenant shall provide and maintain a cash certificate of deposit (CD) with a credible financial institution acceptable to Landlord. The amount of the CD shall be $75,000, which equals 6 months rent, operating expenses and real estate fees.


1.A.3. Option to Renew. Tenant shall have one (1) five (5) year option to renew the lease. Tenant shall give Landlord nine (9) months prior written notice of its intent to renew. In addition, the rental rate for the first year of the renewal term shall not be less than the final year of the initial lease term.



2. Premises. Landlord agrees to lease to Tenant and Tenant agrees to lease from Landlord the Premises described on Exhibit A-1 and consisting of approximately the square feet designated in Section 1. The Premises are a part of the Building, located on the real property described on Exhibit A-2 ("Property"). The Premises, Building, and Property are part of a business park described on Exhibit A-3 ("Business Park").



3. Term.

3.1 Commence. The term of this Lease ("Term") shall commence on the Commencement Date set forth in Section 1, subject to Section 4.

3.2 Expire. The Term shall expire on the Expiration Date set forth in Section 1, unless sooner terminated or extended as provided in this Lease.



4. Tenant Improvements; Early Possession; Delayed Delivery of Possession.

4.1 Tenant Improvements. Landlord shall provide a new demising wall separating the balance of the space. Please see Exhibit A-1 for a detailed space plan.

4.2 Early Occupancy. If Landlord permits Tenant to occupy the Premises prior to the Commencement Date set forth in Section 1, the Commencement Date and Rent Commencement Date shall be such date of occupancy. Tenant's occupancy prior to the originally scheduled Commencement Date shall be subject to all the provisions of this Lease and shall not advance the Expiration Date.



4.3 Landlord Delay. If Landlord for any reason cannot deliver possession of the Premises to Tenant at the Commencement Date, (i) the Commencement Date shall be the date on which possession of the Premises is delivered to Tenant, (ii) this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, (iii) the Rent Commencement Date shall be delayed to the same extent as the delay in the Commencement Date, except as provided in Section 4.4, and (iv) the Expiration Date shall be adjusted so that the length of the Lease Term remains as provided in Section 1, which shall be confirmed by Landlord's written notice to Tenant setting forth the adjusted Commencement Date and Expiration Date.

4.4 Tenant Delay. If Tenant causes any delay in Landlord's completion of the Premises, thereby delaying Tenant's occupancy of the Premises beyond the Commencement Date set forth in Section 1, then Landlord may at its option require Tenant to commence payment of Rent on the Rent Commencement Date set forth in Section 1 notwithstanding such delay in delivery of possession.


5.       Rent.

5.1 Rent.  Tenant  shall pay to Landlord  the Base  Monthly  Rent  specified  in
Section 1 and the Additional Rent as set forth in Section 8 and elsewhere in this Lease (the Base Monthly Rent and the Additional Rent are collectively referred to as "Rent"). Rent shall be paid in advance, on or before the first day of each calendar month of the Lease Term.

5.2 Manner of Payment. Rent shall be paid without prior notice, demand, set off, counterclaim, deduction or defense and, except as otherwise expressly provided in this Lease, without abatement or suspension. All Rent shall be paid to Landlord at the address for notices set forth in Section 1, in lawful money of the United States of America, or to such other person or at such other place as Landlord may from time to time designate in writing.



5.3 Rent Commencement. Payment of Rent shall begin on the Rent Commencement Date set forth in Section 1, subject to Section 4. Rent for any period during the Lease term that is for less than one month shall be prorated for the actual number of days in such period.


6.       Prepaid Rent and Security Deposit.

6.1 Deposit. Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent and Security Deposit set forth in Section 1 (the Prepaid Rent and the Security Deposit collectively, "Deposit").


6.2 Use of Deposit to Cure. Landlord shall have the right to all or any part of the Deposit to cure any Default by Tenant under this Lease or to compensate Landlord for any damage sustained by it resulting from such Default. In the event of any such application of the Deposit, Tenant shall, on demand, immediately pay to Landlord the amount necessary to replenish the Deposit to the amount set forth in Section 1.



6.3 Return of Security Deposit. If Tenant is not in Default at the expiration or termination of this Lease, Landlord shall return the remaining Security Deposit to Tenant, less any amounts necessary to return the Premises to their original condition, reasonable wear and tear excepted.



6.4 Treatment as Security Deposit. In the event this Lease is terminated before the end of the Term for any reason, any Rent paid for any period after the date of such termination shall be treated as an addition to the Security Deposit.



6.5 Landlord's Obligation Regarding Deposit. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord may maintain the security deposit separate from Landlord's general funds or may commingle the Security Deposit with other funds of Landlord. No interest shall accrue for Tenant on the Deposit.

7.       Use of Premises.

7.1 Use. Tenant shall use the Premises only for the purpose set forth in Section
1. The Premises may not be used for any other purpose without Landlord's written consent. Landlord represents to Tenant that the purpose set forth in Section 1 is permitted as of the date hereof under the applicable laws, regulations and codes governing zoning, land use and similar matters affecting the Building and the Property (collectively, the "Zoning Laws"). Any changes in the Zoning Laws or any changes in Tenant's use of the Premises that are not permitted under the Zoning Laws will not be a basis for terminating this Lease, for abating or offsetting Rent or for otherwise seeking damages.

7.2 Prohibited Uses. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything therein which will in any way increase the cost of or affect any fire or other insurance upon the Building or any part thereof or any of its contents, or cause cancellation of any insurance policy covering the Building or any part thereof or any of its contents.



7.3 No Nuisance. Tenant shall not do or permit anything to be done in or about the Premises that will obstruct or interfere with the rights of other tenants or occupants of the Building or Business Park or injure them or their property, or use or allow the Premises to be used for any unlawful purpose or in any way constituting a nuisance. Tenant shall not, without the prior written consent of Landlord, use any apparatus, machinery or device in or about the Premises, which will cause any substantial noise or vibration. Tenant shall not place any boxes, cartons or other rubbish in the corridors or other Common Areas (defined in Section 10), Building, Property or Business Park. Tenant shall use due care in the use of the Premises and of the Common Areas (defined in Section 10), Building Property or Business Park, and shall not neglect or misuse water fixtures, electric lights and heating and air-conditioning apparatus.



7.4 Telecommunications Providers. Tenant acknowledges that any provision of telecommunications, data transmission and office automation services, equipment and systems by a third party provider, its agents, affiliates and successors, that has a right, whether exclusive or not, to provide such services to the Premises, Building or Business Park (each a "Provider") is entirely separate and distinct from this Lease and that Landlord has no duty of performance concerning the provision of services by a Provider. Tenant hereby agrees to look solely to the Provider for any failure in the provision of services provided by such Provider.



8.       Additional Rent for Operating Expenses.

8.1 Tenant Payment. Tenant shall pay, as Additional Rent, Tenant's Share, as set forth in Section 1, of all Operating Expenses. Tenant's payment of Additional Rent shall be made in the same manner as Base Monthly Rent.

8.2 Tenant's Share. Tenant's Share shall be the percentage of all Operating Expenses for the Building set forth in Section 1 as determined by Landlord, based upon the percentage that the approximate rentable area of the Premises set forth in Section 1 bears to the approximate rentable area of the Building.

8.3      Definitions.


8.3.1 Definition of Operating Expenses. "Operating Expenses" means all expenses and charges incurred by Landlord in the operation and maintenance of the Building, Property and Common Areas (as defined in Section 10), as a first-class facility, including without limitation the following costs by way of illustration: (i) all real property taxes, assessments and other general or special charges levied during the Term by any public, governmental or quasi-governmental authority against the real or personal property included in the Building or the Property, including without limitation Landlord's personal property used in the maintenance, repair or operation of the Building or the Property, or any other tax on the leasing of the Building or on the rents from the Building (other than any federal, state or local income or franchise tax);
(ii) any and all assessments Landlord must pay for the Building or Property pursuant to an applicable Declaration of Covenants, Conditions, Restrictions and Easements for the Business Park identified in Section 1 ("CC&Rs"), transportation or any other improvement monitoring or management plan, or any other covenant, condition or reciprocal easement agreements; (iii) electricity, gas and similar energy sources, refuse collection, water, sewer and other utilities services for the Building and the Property; provided, however, to the extent that any such services are separately metered to Tenant, Tenant shall pay the actual separately incurred charges; (iv) annual inspection fees, property management fees paid to independent or affiliated contractors or to Landlord, and legal, accounting and other professional expenses; (v) janitorial, cleaning, window washing and refuse removal; (vi) all costs of improvements or alterations to the Building, Property and Common Areas required by Laws, to save labor, or reduce Operating Expenses; (vii) all premiums and deductibles for liability, property damage, casualty, automobile, garage keeper's, rental loss compensation or other insurance maintained by Landlord for the Building or Property; (viii) the cost of any capital improvements made to the Property, Building or Common Areas by Landlord for the replacement of any Building equipment needed to operate the Building or the Common Areas at the same quality levels as prior to the replacement; (ix) air conditioning, heating, ventilating, plumbing, electrical system, elevator maintenance supplies, materials, equipment and tools; (x) the repair of the air conditioning, heating, ventilating, plumbing, electrical systems and elevators of the Building; (xi) maintenance costs, including payroll expenses, rental of personal property used in maintenance and all other upkeep of parking and Common Areas, including cleaning, snow and ice removal, landscaping and lighting; (xii) costs and expenses of repairs, resurfacing, repainting, and similar items, (xiii) costs and expenses associated with security and monitoring; (xiv) costs incurred in the management of the Building and Property (including supplies, wages and salaries of employees used in the management, operation and maintenance thereof and payroll taxes and similar governmental charges with respect thereto, and Building management office rental, if any; (xiii) all license and permit fees (xiv) any other expense or charge whether or not described above that in accordance with generally accepted accounting and management practices is properly an expense of maintaining, operating or repairing the Building, Property or Common Areas. Operating Expenses shall not include depreciation on the Building or equipment therein, Landlord's executive salaries, real estate brokers' commissions, and costs or expenses for which Landlord is reimbursed or indemnified, by an insurer, condemnor, tenant or otherwise. Landlord shall not collect more than 100% of Operating Expenses and shall not recover any item of cost more than once. If, in Landlord's reasonable determination, certain Operating Expenses vary in direct relationship to occupancy of the Building, Tenant's Share of such Operating Expenses shall be adjusted to reflect that portion of the whole which the rentable square feet of the Premises bears to the rentable square footage of the Building, as applicable, which is actually occupied by tenants.



8.3.2 Definition and Treatment of Capital Improvements. As used herein, Capital Improvement shall mean the replacement of any major component or element of the Building or Common Areas. The cost of any Capital Improvement included in Operating Expenses pursuant to this Lease shall be amortized over the useful life of the Capital Improvement with interest accruing on the unamortized balance at the prime rate then in effect at the Seattle Head Office of Bank of America or its successors, or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of paying for such Capital Improvement. Subject to Section 12.3, Landlord shall be responsible at its sole cost and expense for Capital Improvements related to the repair or replacement of the structural portions of the Building, which structural portions consist of the foundation, bearing and exterior walls, subflooring, and roof structure and the cost of such Capital Improvements shall not be included in Operating Expenses.



8.4 Determination of Operating Expenses. Prior to each January 1 of the Term, Landlord shall furnish Tenant a written statement of the estimated monthly Tenant's Share of Operating Expenses for the coming calendar year. The estimated monthly Tenant's Share of Operating Expenses for the period before the first January 1 after the Commencement Date is set forth in Section 1. Landlord may, by written notice to Tenant, revise its estimate of Tenant's Share of Operating Expenses from time to time.

8.5 Reconciliation. Within 90 days after each January 1 during the Term, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the actual Operating Expenses and Tenant's Share thereof during the preceding calendar year (or portion of such calendar year after the Commencement Date). To the extent Tenant's Share of such actual Operating Expenses exceeded the estimated Tenant's Share thereof paid by Tenant, Tenant shall pay Additional Rent to Landlord within 30 days after receipt of such statement by Tenant. To the extent Tenant's Share of such actual Operating Expenses was less than the estimated Tenant's Share thereof paid by Tenant, Tenant shall receive a credit against its next payable Rent or such amount shall otherwise be refunded to Tenant as Landlord determines in its sole discretion.



8.6 Upon Lease Termination. If this Lease shall expire or otherwise terminate other than on a December 31, Landlord may in its discretion make a special determination of Tenant's Share of actual Operating Expenses for the partial calendar year ending on the date of such expiration or other termination, or may defer such determination until its usual reconciliation of Operating Expenses for the Building for the entire calendar year. The excess actual Tenant's Share for such partial calendar year shall be paid to Landlord, or the excess estimated Tenant's Share already paid by Tenant, as the case may be, shall be paid by Tenant to Landlord or Landlord to Tenant, as the case may be, within 30 days of such determination.

8.7 Landlord Rights. Landlord shall have the same rights with respect to Tenant's nonpayment of Tenant's Share of Operating Expenses as required under this Lease as it has with respect to any other nonpayment of Rent under this Lease.



9.       Maintenance and Repair Responsibility.

9.1 Maintenance Obligations. Subject to Sections 7.3, 12.3 and 15, Landlord shall maintain and keep in good condition and repair throughout the Term the entire Premises , the Building, and the Common Areas in a manner and at a level of quality that is consistent with comparable buildings in the area (the
"Maintenance Obligations"). Except as otherwise expressly provided in this Lease, all cost and expenses incurred by Landlord in performing the Maintenance Obligations shall be considered Operating Expenses.

9.2 No Obligation For Alteration. Except as specifically provided elsewhere in this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof. Tenant affirms that Landlord has made no representations to Tenant about the condition of the Premises or the Building, except as specifically herein set forth.



9.3 Tenant Waiver. Tenant waives the right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereafter in effect.



10.      Common Areas.

10.1 Use of Common Areas. Provided Tenant is not in Default under the Lease and subject to the other terms and conditions of this Lease, Tenant shall have the right to use the Common Areas on a non-exclusive basis with Landlord, other tenants in the Building and the Business Park and their respective officers, employees, guests, invitees and agents. Landlord shall have the right to establish and enforce reasonable rules and regulations applicable to all tenants concerning the maintenance, management, use, and operation of the Common Areas; and to make changes to the Common Areas, including without limitation changes in the location of lobbies, driveways, entrances, exits, vehicular parking spaces, parking areas, pedestrian and bicycle trail areas, or the direction of the flow of traffic.

10.2 Definition of Common Areas. In this Lease, "Common Areas," means all parts of the Building and related land areas and facilities outside the Premises and the premises leased or available for lease to other tenants, but constituting a part of Business Park. Common Areas include, without limitation:


10.2.1 the Building's common entrances, lobbies, restrooms, elevators, stairway and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and mechanical and electrical systems for the Building, including without limitation, plumbing, sewage, electrical systems, pipes conduits, and wires, and appurtenant equipment of the Building, all to the extent serving the Premises;



10.2.2 the open areas, landscaped areas, sidewalks, pedestrian walkways and patios, roadways, pedestrian and bicycle trails, driveways, parking areas, utility systems and facilities, service areas, refuse areas and all other areas in the Business Park and available for use in common with all tenants, guests and invitees of the Business Park, located outside the Premises and the premises leased or available for lease to other tenants in the Business Park.





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11.      Utilities and Services.

11.1 Furnishing of Utilities and Services. Provided that Tenant is not in Default under this Lease, Landlord shall cause to be furnished to the Premises the following utilities and services, during generally recognized business hours: (I) electricity for normal lighting and office machines, (ii) heat and air conditioning required for the comfortable use and occupation of the Premises.

11.2 Additional Services. The provision and use of such utilities and services shall be in accordance with any applicable rules and regulations under this Lease. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as Additional Rent, the cost, as fairly determined by Landlord, incurred in such extraordinary usage. In addition, Landlord may install separate meters in accordance with Section 11.4.



11.3 After Hours. At Tenant's request, Landlord shall furnish, at Tenant's expense, heat and air conditioning outside of generally recognized business hours, at rates to be established from time to time by Landlord, and to be paid by Tenant as billed by Landlord.



11.4 Separate Meters. To the extent that the Premises are separately metered or sub-metered for Tenant's use of any utilities or services, Tenant shall pay for such use in the same manner as Rent, or shall pay the cost thereof directly to the service provider, and in either event such charges shall constitute Additional Rent hereunder.



11.5 Failure. In the event of any failure or interruption of such utilities and services, Landlord shall diligently attempt to resume service promptly. Tenant shall not be entitled to any abatement or reduction of Rent by reason of any failure or interruption of utilities or services, no eviction of Tenant shall result from any such failure or interruption, and Tenant shall not be relieved from the performance of any obligation in this Lease because of such failure or interruption.



12. Limits on Landlord's Liability. Landlord's liability in respect of its Maintenance Obligations and Service Obligation is subject to the following limitations:

12.1 Circumstances Beyond Control. Landlord shall not be liable for any failure of Maintenance Obligations or Service Obligations when such failure is caused by
(i) strikes, lockouts or other labor disturbance or labor dispute of any character, (ii) governmental regulation, moratorium or other governmental action, (iii) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel from the providers thereof, (iv) acts of God or (v) any other cause beyond Landlord's reasonable control.



12.2 Unreasonable Period of Failure. Subject to Section 12.1, Landlord shall not be liable for any failure of Maintenance Obligations or Service Obligations, unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance or of the interruption of services is given to Landlord by Tenant.



12.3 Tenant Caused. If maintenance and repairs to the Premises, Building or Common Areas are caused in part or in whole by the act, neglect, fault, or omission of any duty by Tenant, its agents, servants, employees, or invitees, Tenant shall pay to Landlord the costs of such maintenance and repairs.



12.4 No Abatement of Rent. Except as specifically provided in Sections 15 and 16, there shall be no abatement of Rent in any circumstance under this Lease.

12.5 No Interference. Landlord shall not be liable for any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building, the Premises, the Property, or the Common Areas, or to fixtures, appurtenances, and equipment therein, or the failure of Maintenance Obligations or Service Obligations. Without limiting the generality of this Section 12, in no event shall Landlord have any liability for consequential damages resulting from any act or omission of Landlord in respect of its Maintenance Obligations or Service Obligations, even if Landlord has been advised of the possibility of such consequential damages.

13.      Alterations and Additions by Tenant; Liens and Insolvency.

13.1 Alterations and Additions by Tenant. With the prior written consent of Landlord, Tenant may make at its expense additional improvements or alterations to the Premises. Any repairs or new construction by Tenant shall be done in conformity with plans and specifications approved by Landlord, by contractors approved by Landlord, (provided, that Landlord may require that such work be performed by Landlord's employees or contractor(s) employed by Landlord) and subject to Landlord's reasonable rules and regulations regarding such construction. All work performed shall be done lien-free in a workmanlike manner and shall become the property of Landlord. Landlord may require that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to 150% of the estimated cost of any improvements, additions, or alterations in the Premises. Landlord shall not unreasonably withhold its consent to Tenant's proposed alterations or improvements if the conditions of this Section 13 are satisfied. Landlord may require Tenant to remove any improvements or alterations at the expiration or termination of the Term, such removal to occur at Tenant's expense; and Tenant shall repair all damage to the Premises or Building occurring as a result of such removal. In the event Tenant fails to remove any improvements or alterations as required by Landlord or repair any damage occurring during such removal, Landlord shall be entitled to remove any improvements or alterations or make such repairs, at Tenant's expense, and shall further be entitled to draw upon the Deposit.



13.2 Liens and Insolvency. Tenant shall keep the Premises, Building and Property free from any liens arising out of any work performed, materials ordered or obligations incurred by Tenant. Landlord shall have the right at all reasonable times to post on the Premises any notices which it deems necessary for its protection from such liens. If such liens are filed unless such liens are removed or bonded around to Landlord's satisfaction within fourteen (14) days of Landlord's notice to Tenant, Landlord may, without waiving its rights and remedies based on such breach by Tenant and without releasing Tenant from any of its obligations hereunder, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord on demand, any reasonable sum paid by Landlord to remove such liens, together with interest at the rate specified in
Section 33.8.



14.      Insurance; Indemnity.


14.1 Tenant Waiver. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for injury or damage to any person or property in or about the Premises, Building, Property or Common Areas by or from any cause whatsoever, including without limitation any acts or omissions of any other tenants, licensees or invitees of the Building.


14.2 Indemnity. Tenant shall indemnify and defend (using legal counsel acceptable to Landlord) Landlord and hold Landlord harmless, from and against any and all loss, cost, damage, liability and expense (including reasonable attorneys' fees) whatsoever that may arise out of or in connection with Tenant's occupation, use or improvement of the Premises, or that of its employees, agents or contractors, or Tenant's breach of its obligations under this Lease. To the extent necessary to fully indemnify Landlord from claims made by Tenant or its employees, this indemnity constitutes a waiver of Tenant's immunity under the Washington Industrial Insurance Act, RCW Title 51. This indemnity shall survive the expiration or termination of the Term.


14.3 Landlord's Responsibility. The exculpation, release and indemnity provisions of Sections 14.1 and 14.2 shall not apply to the extent the subject claims thereunder were caused by Landlord's gross negligence or willful misconduct. However, in no event shall Landlord be liable to Tenant for consequential damages.



14.4 Tenant's Insurance. Tenant shall procure and maintain throughout the Term at Tenant's expense, the following insurance:

14.4.1 Comprehensive general public liability insurance, insuring Tenant against liability arising out of the Lease and the use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $2,000,000 combined single limit for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence (or in such amount as Landlord determines in its reasonable discretion). Such policy shall insure the operations of independent contractors and contractual liability (covering the indemnity in Section 14.2) and shall: (i) name Landlord as an additional insured, and (ii) provide that it is primary and noncontributing with any insurance in force or on behalf of Landlord.



14.4.2 Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all personal property for which Tenant is legally liable or that was installed at Tenant's expense, and that is located in the Building or Premises, including without limitation all Tenant's furnishings, fixtures, furniture, fittings, and equipment and all improvements to the Premises installed by Tenant, in an amount not less than 90% of the full replacement cost thereof. In the event of a dispute as to the amount of full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. Such policy shall also include business interruption coverage, covering direct and indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Building, in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.



14.4.3 Workman's Compensation and Employer's Liability Insurance (as required by state law).



14.4.4 Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.



14.5 Policies. All policies of insurance to be obtained by Tenant hereunder shall be in a form satisfactory to Landlord and shall be issued by insurance companies holding a General Policyholder Rating of "A" and a Financial Rating of "X" or better in the most current issue of Best's Insurance Guide. Tenant shall provide Landlord with certificates of such insurance. No such policy shall be cancelable or reducible in coverage except after 30 days' prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as Additional Rent.


14.6 Landlord's Insurance. Landlord shall maintain liability and casualty insurance for the Building and Property adequate in Landlord's judgment to cover (with deductibles deemed appropriate by Landlord) the risks customarily insured against by owners of properties similar to the Building.



14.7 Proceeds. The proceeds of any insurance policies maintained by or for the benefit of Landlord shall belong to and be paid over to Landlord. Any interest or right of Tenant in any such proceeds shall be subject to Landlord's interest and right in such proceeds.



14.8 Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Tenant and Landlord each waives its entire right of recovery, claims, actions, or causes of action against the other for loss or damage to the Premises, Building, or Property or any personal property of such party therein that is caused by or incident to the perils covered by normal extended coverage clauses of standard fire insurance policies carried by the waiving party and in force at the time of damage or loss. Tenant and Landlord each waives any right of subrogation it may have against the other party to the extent of recovery under any such insurance, and shall cause each insurance policy obtained by it to provide that the insurance company waives all right to recovery by way of subrogation against the other party in connection with any such loss or damage. If either Landlord or Tenant is unable to obtain its insurer's permission to waive any claim against the other party, such party shall promptly notify the other party of such inability.

14.9 Notification of Accidents. Tenant shall promptly notify Landlord of any casualty or accident occurring in or about the Premises.


15.      Destruction.


15.1 Election to Restore. If the Premises or the Building is destroyed by fire, earthquake, or other casualty to the extent that they are untenantable in whole or in part, then Landlord shall have the right but not the obligation to proceed with reasonable diligence to rebuild and restore the Premises or the Building or such part thereof. Landlord shall within 30 days after such destruction or injury notify Tenant whether Landlord intends to rebuild. If Landlord fails to notify Tenant within such period, then this Lease shall terminate as of the end of such period.


15.2 Rent Abatement. During the period from destruction or damage until restoration (or termination of this Lease), Rent shall be abated in the same ratio as that portion of the Premises which Landlord determines is unfit for occupancy shall bear to the whole Premises. If damage is due to the fault or neglect of Tenant or its agents, employees, invitees, or licensees, there shall be no abatement of Rent.



15.3 Repairs to Tenant Installations. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, paintings, floor covering, or any other improvements to the Premises installed by Tenant.
Instead, if Landlord repairs or rebuilds the Premises under this Section 15, Tenant shall repair or rebuild such Tenant-installed improvements and other items of property



15.4 No Compensation. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, the property of Tenant, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.



16.      Condemnation.


16.1 Termination of Lease. If all or part of the Premises are taken under power of eminent domain, or sold under the threat of the exercise of said power, this Lease shall terminate as to the part so taken as of the date the condemning authority takes possession.


16.2 Election of Termination. If more than 25% of the floor area of Premises is taken by condemnation, Landlord or Tenant may, by written notice to the other within ten days after notice of such taking, terminate this Lease as to the remainder of the Premises as of the date the condemning authority takes possession.



16.3 Reduction of Rent. If Landlord or Tenant does not so terminate, this Lease shall remain in effect as to such remainder, except that the Rent shall be reduced in the proportion that the rentable floor area taken bears to the original rentable total floor area. However, if circumstances make abatement based on floor area unreasonable, the Rent shall abate by a reasonable amount to be determined by Landlord. In the event that neither Landlord nor Tenant elects to terminate this Lease, Landlord's responsibility to restore the remainder of the Premises shall be limited to the amount of any condemnation award allocable to the Premises, as determined by Landlord.



16.4 Award. Any award for the taking of all or part of the Premises under the power of eminent domain, including payment made under threat of the exercise of such power, shall be the property of Landlord, whether made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages. Tenant shall only be entitled to such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right for the loss of or damage to improvements to the Premises installed by Tenant, for Tenant's trade fixtures and removable personal property and for Tenant's relocation or moving expenses. Landlord shall not be liable to Tenant for the loss of the use of all or any part of the Premises taken by condemnation.

16.5 Landlord Authority. Landlord shall have the exclusive authority to grant possession and use to the condemning authority and to negotiate and settle all issues of just compensation or, in the alternative, to conduct litigation concerning such issues; provided, however, that Landlord shall not enter into any settlement of any separate award that may be made to Tenant as described in
Section 16.4 without Tenant's prior approval of such settlement, which approval shall not be unreasonably withheld.


17.      Assignment and Subletting.


17.1 Landlord Consent Required. Tenant shall not assign this Lease, or sublet the Premises or any part thereof, either by operation of law or otherwise, or permit any other party to occupy all or any part of the Premises, without first obtaining the written consent of Landlord. Tenant shall propose such assignment or sublease by written notice to Landlord, and such notice shall specify an effective date which shall be the first day of a calendar month and shall be not less than 60 days after the date of such notice. This Lease shall not be assignable by operation of law. Tenant shall further provide to Landlord other information and creditworthiness materials concerning any proposed assignee or sublessee as is requested by Landlord. Landlord's consent to a proposed assignment or sublease may be withheld or granted in Landlord's absolute discretion.


17.2 Deemed Assignment. If Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation, or liquidation, or any change in the ownership of or power to vote 50% or more of the outstanding voting stock of Tenant shall constitute an assignment under this Lease. If Tenant is a partnership or limited liability company, any change in the identity or majority ownership of partners or members in Tenant serving as general partner or manager or owning 50% or more of the outstanding economic interests in such entity shall constitute an assignment under this Lease. The provisions of this Section 17.2 shall not apply if Tenant's stock is listed on a recognized security exchange or if at least eighty percent (80%) of its stock is owned by a corporation whose stock is listed on a recognized security exchange.



17.3 Recapture. In the alternative to consenting to a proposed assignment or sublease, Landlord shall have the right to recapture the Premises, or applicable portion thereof. Landlord may exercise such right by notice to Tenant within 20 days after receipt of Tenant's notice. Such recapture shall terminate this Lease as to the applicable portion of the Premises effective on the effective date proposed in Tenant's notice.



17.4 Additional Requirements. If Landlord elects not to recapture and thereafter elects to gives its consent to the proposed assignment or sublease, (i) Landlord may charge Tenant a reasonable sum to reimburse Landlord for legal and administrative costs incurred in connection with such consent; (ii) in the event of a sublease, Landlord and Tenant shall share equally in any rent and other proceeds paid to Tenant in excess of the Rent to be paid to Landlord under this Lease; and (iii) in the event of an assignment or a sublease, Tenant shall remain liable to Landlord for the performance of all of Tenant's obligations under this Lease.



17.5 Assignment with Bankruptcy. If this Lease is assigned pursuant to the provisions of the Revised Bankruptcy Act, 11 U.S.C. Section 101 et seq., any and all consideration paid or payable in connection with such assignment shall be Landlord's exclusive property and paid or delivered to Landlord, and shall not constitute the property of tenant or tenant's estate in bankruptcy. Any person or entity to whom the Lease is assigned pursuant to the Revised Bankruptcy Act shall be deemed automatically to have assumed all of Tenant's obligations under this Lease.



17.6 Sale. In the event of any sale of the Building or Property, or any assignment of this Lease by Landlord, Landlord shall be relieved of all liability under this Lease arising out of any act, occurrence, or omission occurring after sale or assignment; and the purchaser or assignee at such sale or assignment or any subsequent sale or assignment of Lease, the Property, or Building, shall be deemed without any further agreement to have assumed all of the obligations of the Landlord under this Lease accruing after the date of such sale or assignment.

17.7 Binding. Subject to the provisions of this Section 17, this Lease shall be binding upon and inure to the benefit of the parties, their heirs, successors and assigns.


18.      Default.

18.1 Definition of Default. The occurrence of any one or more of the following events shall constitute a material default and breach of the Lease by Tenant ("Default"):


18.1.1   vacation or abandonment of all or any portion of the Premises;



18.1.2 failure by Tenant to make any payment required as and when due, where such failure shall continue after three days' written notice from Landlord;



18.1.3 failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease, other than the making of any payment, where such failure shall continue after 30 days' written notice from Landlord; or



(i) the making by Tenant of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against Tenant of a petition in bankruptcy, including reorganization or arrangement, unless, in the case of a petition filed against Tenant, the same is dismissed within 30 days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease;
(iv) the seizure by any department of any government or any officer thereof of the business or property of Tenant; and (v) adjudication that Tenant is bankrupt.

 Notwithstanding anything herein to the contrary, if Landlord serves Tenant with three (3) default notices in any twelve-(12) month period, Landlord shall have the right to terminate this Lease without providing Tenant with any cure period.



18.2 Tenant Notification. Tenant shall notify Landlord promptly of any Default by Tenant (or event or occurrence which, with the passage of time, the giving of notice, or both, would become a Default) that by its nature is not necessarily known to Landlord.


18.3 Landlord Default. Landlord shall be in default if it fails to observe or perform any of the covenants, conditions, or provisions of this Lease, where such failure shall continue after 30 days' written notice from Tenant; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, Landlord shall not be in default if Landlord commences performance within 30 days after Tenant's notice and thereafter completes such performance diligently and within a reasonable time. Tenant shall copy Landlord's lender with any such notice of default, if Tenant has been provided with the name and address of any such lender. In no event shall a default by Landlord under this Lease give rise to any right of Tenant to terminate this Lease or withhold or offset the payment of Base Monthly Rent or Additional Rent. The obligations of Tenant to pay Base Monthly Rent and
Additional Rent shall continue unaffected in all events unless suspended or terminated pursuant to an express provision of this Lease.



18.4 Rental Concession. If Tenant was not obligated to pay Base Monthly Rent or Additional Rent for any period of time after the Commencement Date ("Rental Concession"), any such Rental Concession shall be canceled if Tenant is in Default at any time during the Term. In the event of such cancellation, Tenant shall be obligated to pay Base Monthly Rent and/or Additional Rent, as the case may be, as though there were no Rental Concession in the Lease, and Tenant shall promptly on demand refund to Landlord the amount of any Rental Concession already taken, without regard to whether this Lease is terminated by Landlord as a result of Tenant's Default.

19.      Remedies in Default.


19.1 Landlord Remedies. In the event of any Default by Tenant, Landlord may, at any time without waiving or limiting any other right or remedy, do any one or more of the following: (i) re-enter and take possession of the Premises without terminating this Lease, or (ii) terminate this Lease, and (iii) pursue any remedy allowed by law or equity.


19.2 Tenant Payment of Costs. Whether Landlord has elected to terminate this Lease or not, Tenant agrees to pay Landlord the cost of recovering possession of the Premises, the expenses of reletting, and any other costs or damages arising out of Tenant's Default, including without limitation the costs of removing persons and property from the Premises, the costs of preparing or altering the Premises for reletting, broker's commissions, and attorneys' fees.



19.3 Termination. In the event Landlord elects to terminate this Lease, Landlord shall be additionally entitled to recover from Tenant: (i) the award by a court having jurisdiction thereof of the amount by which the unpaid rent and other charges and adjustments called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided and (ii) that portion of any leasing commission and Tenant Improvements costs paid by Landlord applicable to the unexpired term of the Lease.



19.4 No Termination. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 19, or acceptance of Tenant's keys to or surrender of the Premises shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any reentry or termination, the liability of Tenant for the Rent shall continue for the balance of the Term, and Tenant shall make good to Landlord any deficiency arising from reletting the Premises at a lesser rent than the Rent provided for in this Lease. Tenant shall pay such deficiency each month as the amount thereof is ascertained by Landlord.



19.5 Landlord Election to Make Tenant Advances. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which Tenant is liable under this Lease, or if Tenant shall fail to perform any other act on its part to be performed hereunder, and such failure continues for a period of ten days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations or waiving or releasing any rights that Landlord may have, make any such payment or perform any other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate established in Section 33.8, from the date of such payment by Landlord, shall be deemed Additional Rent and shall be paid to Landlord on demand.



20. Access. Tenant shall permit Landlord to enter the Premises at all reasonable times for the purpose of inspecting, altering, and repairing the Premises and the Building and ascertaining compliance with the provisions of this Lease by Tenant. The existence or exercise of such right of access shall not be construed as imposing any obligation on Landlord to inspect, discover or correct or repair any condition in the Premises or the Building. Landlord may also show the Premises to prospective purchasers or tenants at reasonable times, provided that Landlord shall not materially interfere with Tenant's business operation.


21.      Surrender of Premises; Hold-Over Tenancy.


21.1 Surrender of Premises. Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises and all the additions and alterations thereto, and leave the Premises broom clean and in good order and condition and repair, excluding ordinary wear and tear.

21.2 Hold-Over Tenancy. If without execution of a new Lease or written extension Tenant shall hold over after the expiration or termination of the Term, with Landlord's written consent, Tenant shall be deemed to be occupying the Premises as a Tenant from month to month, which tenancy may be terminated as provided by law, unless the parties agree otherwise at the time of Landlord's consent. If Tenant shall hold over after expiration or termination of the Term without Landlord's written consent, the Base Monthly Rent payable shall be 200% of the Base Monthly Rent payable in the last month prior to expiration or termination of the Term, and Tenant shall continue to pay Additional Rent. During any such tenancy, Tenant shall continue to be bound by all of the terms, covenants, and conditions of this Lease, insofar as applicable.


22. Compliance with Law. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any applicable law, statute, ordinance, or governmental rule or regulation, now or hereafter in force ("Laws"). Tenant shall at its sole cost and expense promptly comply with all Laws, including without limitation the Americans with
Disabilities Act, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the use or occupancy of the Premises. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action, whether Landlord be a party thereto or not, that Tenant has violated any Laws, shall be conclusive of the fact as between Landlord and Tenant.


23. Rules and Regulations. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and with the CC&Rs and any other restrictive covenants and obligations created by private contracts which affect the use and operation of the Premises, Building Common
Areas or Business Park, now or hereafter in force. All such rules and regulations shall be non-discriminatory and reasonable and shall be uniformly and consistently enforced against all tenants in the Building. Additions and modifications to rules and regulations shall be binding on Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any rules or regulations by any other tenants or occupants of the Building.

24. Parking. Tenant shall have the right to use, on a first-come, first served basis, in common with other tenants and occupants of the Building and Business Park, up to the number of parking stalls specified in Section 1, located within the Building or the Business Park and which shall be available for use by all tenants of the Business Park, their guests and invitees, but which may, at Landlord's election, be designated by Landlord, (which designated parking facilities Landlord may change at any time and from time to time in its sole discretion), subject to the rules and regulations and any charges that may be established or altered for such parking facilities from time to time. Tenant shall comply with any and all private and governmentally imposed parking restrictions applicable to the Business Park, including without limitation, the requirements of all designations placed on parking stalls within the Business Park, such as car pool, visitor and designation for any tenant of the Business Park.

25. Estoppel Certificates. Tenant shall execute, within ten business days following Landlord's request, a certificate in such reasonable form as may be required by Landlord or a prospective purchaser, mortgagee or trust deed beneficiary, or Landlord's successor after a sale or foreclosure, certifying:
(i) the Commencement Date of this Lease, (ii) that the Lease is unmodified and in full force and effect, (or if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) that there have been no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement, (iv) the dates to which the Base Monthly Rent, Additional Rent and other charges have been paid, and (v) any other information reasonably requested by the requesting party. Such certificate may be relied upon by Landlord and/or such other requesting party. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except to the extent represented by Landlord, that there are no uncured defaults in Landlord's performance under this Lease, and that not more than one month's Rent has been paid in advance. Tenant's failure to deliver said statement within ten business days of request, shall constitute Tenant's Default.

26. Subordination. Tenant agrees that this Lease shall be subordinate to the lien of any mortgage, deeds of trust, or ground leases now or hereafter placed against the Property or Building, and to all renewals and modifications, supplements, consolidations, and extensions thereof. Notwithstanding the foregoing, Landlord reserves the right, however, to subordinate or cause to be subordinated any such mortgage, deed of trust or ground lease to this Lease. Upon a foreclosure or conveyance in lieu of foreclosure under such mortgage or deed of trust, or a termination of such ground lease, and a demand by Landlord's successor, Tenant shall attorn to and recognize such successor as Landlord under this Lease; provided, however, that Landlord shall obtain for the Term of this Lease what is commonly known as a "nondisturbance" agreement which is intended to protect Tenant's right to possession under this Lease for so long as Tenant complies with the terms of this Lease and which shall be in such standard form and substance as the lender or ground lessor at that time typically provides to comparable tenants. Landlord shall use reasonable efforts to obtain modifications to such standard nondisturbance agreements as Tenant may reasonably request. Tenant shall execute and deliver on request and in the form requested by Landlord, any instruments reasonably necessary or appropriate to evidence, effect or confirm such subordination.

27. Removal of Property. On expiration or other termination of this Lease, Tenant shall remove (i) all personal property of Tenant on the Premises, including without limitation all Tenant's furnishings, fixtures, furniture, fittings, cabling, wiring and equipment; (ii) all improvements to the Premises installed by or at the expense of Tenant other than such improvements as have become the property of Landlord under Section 13; and (iii) at Landlord's request, all non-standard or specialty improvements made to the Premises by Landlord or Tenant. Tenant shall repair or reimburse Landlord for the cost of repairing any damage to the Premises resulting from the installation or removal of such property of Tenant. All property of Tenant remaining on the Premises after reentry or termination of this Lease shall conclusively be deemed abandoned and may be removed by Landlord. The cost of removal of such property shall be reimbursed by Tenant to Landlord upon demand, including, but not limited to court costs, reasonable attorneys' fees and storage and disposal charges relating to such property. Landlord may store such property of Tenant in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of the owner thereof, with the right to sell such stored property without notice to Tenant. The proceeds of such sale shall be applied first to the cost of such sale, second to the payment of the cost of removal and storage, if any, and third to the payment of any other amounts that may then be due from Tenant to Landlord under this Lease, and any balance shall be paid to Tenant.

28. Personal Property Taxes. Tenant shall pay prior to delinquency all personal property taxes payable with respect to all property of Tenant located on the Premises or the Building and promptly upon request of Landlord shall provide satisfactory evidence of such payment. "Personal property taxes" under this
Section 28 shall include all property taxes assessed against the property of Tenant, whether assessed as real or personal property.

29. Notices. All notices under this Lease shall be in writing. Notices shall be effective (i) when mailed by certified mail, return receipt requested (ii) when personally delivered, or (iii) when sent by fax, in each case to the address or fax number of the receiving party set forth in Section 1. Either party may change its address and fax number for notices by notice to the other from time to time.

30. Condition of Premises. By taking possession of the Premises, Tenant accepts the Premises as being in good, sanitary order, condition and repair, and further accepts all aspects of the Premises, Building, Property and Business Park in their present condition, AS IS, including latent defects, without any representations or warranties, express or implied, from Landlord.

31.      Hazardous Substances.

31.1 Tenant Obligations. Tenant shall not, without first obtaining Landlord's prior written approval, generate, release, store, deposit, transport, or dispose of (collectively "Release") any hazardous substances, sewage, petroleum products, hazardous materials, toxic substances or any pollutants or substances, defined as hazardous or toxic in applicable federal, state and local laws and regulations ("Hazardous Substances") in, on or about the Premises. In the event, and only in the event, Landlord approves such Release of Hazardous Substances on the Premises, such Release shall occur safely and in compliance with all applicable federal, state, and local laws and regulations.

31.2 Tenant Indemnity. Tenant shall indemnify and defend (with counsel approved by Landlord) Landlord, and hold Landlord harmless, from and against any and all claims, liabilities, losses, damages, cleanup costs, and expenses (including reasonable attorneys' fees) arising out of or in any way relating to the Release by Tenant or any of its agents, representatives, employees or invitees, or the presence of any Hazardous Substances in, on or about the Premises occurring as a result of or in connection with Tenant's use or occupancy of the Premises at any time after the Commencement Date.



31.3 Landlord Inspection. Landlord shall have the right from time to time to enter the Premises, Building and Property and inspect the same for the presence of Hazardous Substances and compliance with the provisions of this Section 31 and inspect the Premises, Building and Property. Landlord may cause tests to be performed for Hazardous Substances on the Premises from time to time. Tenant shall bear the cost of the first such test in any calendar year and any other such test that occurs upon a reasonable suspicion by Landlord that there may be Hazardous Substances in the Premises in violation of Tenant's obligations under this Lease.



31.4 Survival. The provisions of this Section 31 shall survive the expiration or termination of this Lease with respect to any occurrences during the Term.



32. Signs. Tenant shall not place upon or install in windows or other openings or exterior sides of doors or walls of the Premises any symbols, drapes, or other materials without the written consent of Landlord. Tenant shall observe and comply with the requirements of all Laws applicable to signage.

33.      General Provisions.


31.1 Attorneys' Fees. In the event Landlord reasonably requires the services of any attorney in connection with any Default or violation by Tenant of the terms of this Lease or the exercise by Landlord of its remedies for any Default by Tenant under this lease, or a request by Tenant for Landlord's waiver of any terms of this Lease or extension of time to perform or pay any obligation of Tenant under this Lease, Tenant shall promptly on demand reimburse Landlord for its reasonable attorneys' fees incurred in such instance. In the event of any litigation, arbitration or other proceeding (including proceedings in bankruptcy and probate and on appeal) brought to enforce or interpret or other wise arising under this Lease, the substantially prevailing party therein shall be entitled to the award of its reasonable attorneys' fees, witness fees, and court costs incurred therein and in preparation therefor.


31.2 Governing Law; Venue. This Lease shall be governed by and construed in accordance with the laws of the State of Washington and venue for all disputes shall be in King County, Washington.



31.3 Cumulative Remedies. No remedy or election under this Lease shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.



31.4 Exhibits; Addenda. Exhibits and Addenda, if any, affixed to this Lease are a part of and incorporated into this Lease.



31.5 Interpretation. This Lease has been submitted to the scrutiny of all parties hereto and their counsel, if desired, and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.



31.6 Joint Obligation. If there is more than one Tenant under this Lease, the obligations hereunder imposed upon Tenants shall be joint and several.



31.7 Keys. Upon expiration or termination of this Lease, Tenant shall surrender all keys to the Premises to Landlord at the place then fixed for payment of Rent and shall inform Landlord of all combination locks, safes, and vaults, if any, in the Premises.



31.8 Late Charges; Interest. Late payment by Tenant to Landlord of Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be difficult and impractical to ascertain. Such costs include without limitation processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, Tenant shall pay to Landlord as Additional Rent a late charge equal to five percent of such installment as liquidated damages for such late payment, other than for time value damages. A $50.00 charge will be paid by Tenant to Landlord for each returned check. In addition, any Rent or other sums due under this Lease to Landlord that is not paid when due shall bear interest at the rate per annum of two percent over the prime rate in effect at Bank of America d/b/a Seattle-First National Bank, Seattle Head Office, on the day such Rent or other sum was due, which interest shall constitute Additional Rent under this Lease. The existence or payment of charges and interest under this Section shall not cure or limit Landlord's remedies for any Default by Tenant under this Lease.



31.9 Light, Air, and View. Landlord does not guarantee the continued present status of light, air, or view in, to or from the Premises.

31.10 Measurements. All measurements of the Premises stated in this Lease, even if approximations, shall govern and control over any actual measurement of the Premises and reflect the inclusion of a load factor for the Building. The Rent provided in this Lease and Tenant's Share shall not be modified or changed by reason of any measurement or re-measurement of the Premises that may occur after the date of this Lease, and is agreed by Landlord and Tenant to constitute the negotiated rent for the Premises. The foregoing shall not be deemed to modify any obligation of Landlord to construct the Premises in accordance with the Work Letter.



31.11 Name. Tenant shall not use the name of the Building or Business Park for any purpose other than as an address of the business conducted by the Tenant in the Premises. The name of the Building or Business Park may at any time be changed by Landlord.



31.12 Prior Agreements; Amendments. This Lease is the full, final and complete expression of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings, promises or representations, oral or otherwise, pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.



31.13 Recordation. Tenant shall not record this Lease or a short form memorandum of this Lease without the prior written consent of Landlord.



31.14 Liability. Tenant agrees to look only to the equity of Landlord in the Building and Property and not to Landlord personally with respect to any obligations or payments due or which may become due from Landlord hereunder, and no other property or assets of Landlord or any partners, officers, directors, of Landlord shall be personally liable in connection with this Lease..



31.15 Severability. That any provision of this Lease is invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision of this Lease and such other provision shall remain in full force and effect.



31.16    Time.  Time is of the essence of this Lease and each of its provisions.



31.17 Waiver. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord's duly authorized representatives. The waiver by either party of any provision of this Lease shall not be deemed to be a waiver of such provision or any other provision, in any subsequent instance. The acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding Default or breach by Tenant under this Lease, whether known or unknown to Landlord, other than the failure of the Tenant to pay the particular Rent so accepted.



31.18 No Waste. Tenant shall not commit or suffer to be committed any waste, damage or nuisance in or upon the Premises.



31.19 Force Majeure. If either party shall be prevented or delayed from punctually performing any obligation or satisfying any condition under this Lease, other than the payment of Rent or other sums due hereunder, by any strike, lockout, labor dispute, inability to obtain labor or materials or reasonable substitutes therefor, acts of God, governmental restriction, regulation or control, enemy or hostile governmental action, civil commotion, insurrection, sabotage, fire or other casualty, or any other condition beyond the reasonable control of such party, then the time to perform such obligation or satisfy such condition shall be extended by the delay cause by, such event. If either party shall, as a result of any such event, be unable to exercise any right or option within any time limit provided therefor in this Lease, such time limit shall be deemed extended for a period equal to the duration of the delay caused by such event.

31.20 Quiet Enjoyment. Provided Tenant observes its obligations under this Lease, its quiet enjoyment of the Premises throughout the Term shall not be disturbed.



31.21 Building Planning. In the event Landlord requires the Premises for use in conjunction with another suite or for other reasonable connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Building of which the Premises form a part, at Landlord's sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit A shall become part of the Lease and shall reflect the location of the new space and Section 1 of this Lease shall be amended to include and state all correct data as to the new space. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to cancel this Lease upon giving Landlord thirty (30) days' notice within ten (10) days of receipt of Landlord's notification. If Tenant cancels this Lease pursuant to this Section, Tenant shall vacate the Building and the Premises within thirty (30) days of its delivery to Landlord of the notice of cancellation.



34.      Authority of Tenant.

34.1 Tenant as Corporation. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that (s)he is duly authorized by all necessary action of the directors of Tenant to execute and deliver this Lease on behalf of Tenant, and that this Lease is binding upon Tenant in accordance with its terms.


34.2 Tenant as Partnership or LLC. If Tenant is a partnership or limited liability company, each individual executing this Lease on behalf of Tenant represents and warrants that (s)he is duly authorized in accordance with Tenant's partnership agreement or limited liability company agreement by all necessary action of the partners or members or managers of Tenant to execute and deliver this Lease on behalf of Tenant, and, and that this Lease is binding upon Tenant in accordance with its terms.



35. Financial Statements. Tenant shall furnish to Landlord from time to time, within 30 days of request, Tenant's most recent financial statements, including at a minimum a balance sheet, income statement and statement of changes in financial condition, or the equivalent, dated as of and for a period ending not more than one quarter prior to the date of delivery. Such statements shall be in the form furnished to Tenant's principal lender and/or to Tenant's shareholders or other owners, but at a minimum shall be reviewed or compiled by an independent certified public accountant. Tenant shall accompany such statements with a certificate of its chief financial officer that the statements fairly present the financial condition and results of operations of Tenant as of and for the period ending on the date of such statements. Landlord shall not request financial statements under this Section more than once each calendar year.

36. Commissions. Any commissions payable as a result of the execution of this Lease shall be paid pursuant to a separate commission contract. Each party represents and warrants to the other that it has not had dealings with any real estate broker other than the Broker identified in Section 1, agent or salesperson with respect to this Lease that would cause the other party to have any liability for any commissions or other compensation to such broker, agent or salesperson, and that no such broker, agent or salesperson has asserted any claim or right to any such commission or other compensation. Such representing party shall defend and indemnify the other party and hold the other party harmless from and against any and all loss, cost, liability, damage and expense (including reasonable attorneys' fees) whatsoever that may arise out of the breach of such representation and warranty.


EXECUTED the day and year above written.


LANDLORD:
--------

RAZORE LAND COMPANY

By: /s/ Alicia A. Shaw /s/

Name: Alicia A Shaw
      -------------
Title:
      ---------------------

TENANT:
-------

PHAGE THERAPEUTICS INTERNATIONAL, INC.,
A FLORIDA CORPORATION

By: /s/ Richard Honour /s/
Name: Richard Honour
      --------------------------
Title: VP Research & Development
      --------------------------

                                   EXHIBIT A-1
                       [GENERAL DESCRIPTION OF PREMISES]



                          EXHIBIT A-2 LEGAL DESCRIPTION


A portion of the following described property:


    Lots 24 and 25 of Quadrant Business Park - Bothell as recorded under Volume 131, Pages 87-91, King County Auditor. Portion of Sections 4, 5, and 9, Township 26 North, Range 5 East, W.M., Recording Certificate No. 8508061034, and all areas of common use and benefit in Quadrant Business Park - Bothell.